    As filed with the Securities and Exchange Commission on December 27, 2001.
    ------------------------------------------------------------------------
                              Registration No.333-
                              --------------------

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM S-8
             Registration Statement Under The Securities Act of 1933

                               GREATER BAY BANCORP
             (Exact name of registrant as specified in its charter)

California                                                            77-0387041
(State or other jurisdiction                                    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                             2860 West Bayshore Road
                             Palo Alto, California                       94303
                             (Address of principal executive offices) (Zip Code)


                       1996 Stock Option Plan, as amended
                              (Full title of plan)

                           Linda M. Iannone
                           General Counsel
                           Greater Bay Bancorp
                           400 Emerson Street, 3rd Floor
                           Palo Alto, California 94301

                     (Name and address of agent for service)

   Telephone number, including area code, of agent for service: (650) 614-5734

                           WITH A COPY TO:

                           William T. Quicksilver, Esq.
                           Manatt, Phelps & Phillips, LLP
                           11355 West Olympic Boulevard
                           Los Angeles, California 90064

                         Calculation of Registration Fee

---------------------------------------------------------------------------------------------------------------------------------
         Title of                     Amount               Proposed Maximum                                          Amount
       Securities to                  to be                 Offering Price               Aggregate                     of
       Be registered                registered                 Per Unit                Offering price           registration fee
---------------------------------------------------------------------------------------------------------------------------------
Common stock,
no par value (1)                    4,000,000                   $ 28.94(2)               $115,760,000                $27,667
---------------------------------------------------------------------------------------------------------------------------------

1 Includes one attached Preferred Share Purchase Right per share. In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein and such indeterminate number of shares as may become available as a result of the adjustment provisions thereof.
2 Calculated pursuant to Rule 457(c) based upon the average of the high and low prices of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation System on December 24, 2001.

                                    PART II.
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

Pursuant to General Instruction E of Form S-8, this Registration Statement covers additional securities registered for issuance under the Greater Bay Bancorp 1996 Stock Option Plan, as amended. The contents of prior Registration Statements on Form S-8 of Greater Bay Bancorp relating to such plan, 333-47747, 333-16967 and 333-37722 are incorporated herein by reference.

The following documents filed by Greater Bay Bancorp (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated in this Registration Statement by reference:

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Registrant's latest prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933 that contains audited financial statements for the Registrant's latest fiscal year for which such statements have been filed.

     (b) All other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the document referred to in (a) above.

     (c) The descriptions of the class of securities offered hereby which is contained in a Registration Statement on Form 8-A dated October 27, 1994, setting forth a description of the Registrant's common stock, and a Registration Statement on Form 8-A dated November 23, 1998, setting forth a description of the Registrant's preferred share purchase rights, filed under the Exchange Act, including any amendment or report filed for the purpose of updating such descriptions.

     All other documents filed by the Registrant pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicate that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

          Any statement made in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which is also incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

          The validity of the shares of common stock to be issued under the terms of the Greater Bay Bancorp 1996 Stock Option Plan, as amended, will be passed upon for the Registrant by Linda M. Iannone, Senior Vice President and General Counsel of the Registrant. As of the date of this document, Ms. Iannone owned 1,452 shares of the Registrant's common stock and held options to purchase 74,300 shares of such stock.

Item 8.         EXHIBITS.

     Exhibit No.        Exhibit
     -----------        -------

         4.1            Rights Agreement./1/

         4.2 Junior Subordinated Indenture dated as of March 31, 1997 between Greater Bay Bancorp and Wilmington Trust Company, as trustee./2/

         4.3 Amended and Restated Trust Agreement of GBB Capital I, among Greater Bay Bancorp, Wilmington Trust Company and the Administrative Trustees named therein dated as of March 31, 1997./2/

        4.3.1 Appointment of Successor Administrative Trustee and First Amendment to Amended and Restated Trust Agreement./3/

         4.4            Trust Preferred Certificate of GBB Capital I./2/

         4.5 Guarantee Agreement between Greater Bay Bancorp and Wilmington Trust Company, dated as of March 31, 1997./2/

         4.6 Agreement as to Expenses and Liabilities, dated as of March 31, 1997./2/

         4.7 Indenture between Greater Bay Bancorp and Wilmington Trust Company, as Debenture Trustee, dated as of August 12, 1998./4/

         4.8 Amended and Restated Trust Agreement of GBB Capital II, among Greater Bay Bancorp, Wilmington Trust Company and the Administrative Trustees named therein dated as of August 12, 1998./4/

         4.9 Common Securities Guarantee Agreement of Greater Bay Bancorp, dated as of August 12, 1998./4/

         4.10 Series B Capital Securities Guarantee Agreement between Greater Bay Bancorp and Wilmington Trust Company, dated as of November 27, 1998./3/

         4.11 Securities Purchase Agreement, dated as of December 21, 1999, between Greater Bay Bancorp and the investors identified therein./5/

         4.12 Registration Rights Agreement, dated as of December 22, 1999, between Greater Bay Bancorp and the investors identified therein./5/

         4.13 Securities Purchase Agreement, dated as of March 22, 2000, by and between Greater Bay Bancorp and the investors identified therein./6/

         4.14 Registration Rights Agreement dated as of March 23, 2000, by and between Greater Bay Bancorp and the investors identified therein./6/

         4.15 Amended and Restated Declaration of Trust of GBB Capital III, dated as of March 23, 2000./7/

         4.16 Indenture, dated as of March 23, 2000, between Greater Bay Bancorp and The Bank of New York, as trustee./7/

         4.17 Guarantee Agreement, dated as of March 23, 2000, by and between Greater Bay Bancorp and The Bank of New York, as trustee./7/

         4.18 Amended and Restated Declaration of Trust of GBB Capital IV, dated as of May 19, 2000./8/

         4.19 Indenture, dated as of May 19, 2000, between Greater Bay Bancorp and Wilmington Trust Company, as trustee./8/

         4.20 Common Securities Guarantee Agreement, dated as of May 19, 2000 between Greater Bay Bancorp and Wilmington Trust Company, as trustee./8/

         4.21 Capital Securities Guarantee Agreement, dated as of November 20, 2000, between Greater Bay Bancorp and Wilmington Trust Company, as trustee./9/

         4.22 Form of Amended and Restated Declaration of Trust of GBB Capital V./10/

         4.23 Form of Indenture between Greater Bay Bancorp and Wilmington Trust Company, as trustee./10/

         4.24           Form of Capital Securities Guarantee Agreement./10/

         4.25           Form of Common Securities Guarantee Agreement./10/

         4.26 Amended and Restated Declaration of Trust of GBB Capital VI dated July 16, 2001./10/

         4.27 Indenture dated as of July 16, 2001 between Greater Bay Bancorp and the Bank of New York, as trustee./10/

         4.28 Guarantee Agreement, dated as of July 16, 2001 between Greater Bay Bancorp and the Bank of New York, as trustee./10/

         5.1            Opinion of Linda M. Iannone, General Counsel of Greater
                        Bay Bancorp.

         23.1           Consent of PricewaterhouseCoopers LLP.

         23.2           Consent of Linda M. Iannone (included in Exhibit 5.1).

         24.1 A power of attorney is set forth on the signature page of the Registration Statement.

         99.1           Greater Bay Bancorp 1996 Stock Option Plan, as amended.

_____________________



1. Incorporated by reference from Greater Bay Bancorp's Form 8-A12G filed with the SEC on November 25, 1998.

2. Incorporated by reference from Greater Bay Bancorp's Current Report on Form 8-K dated June 5, 1997.

3. Incorporated by reference from Greater Bay Bancorp's 1998 Annual Report on Form 10-K filed with the SEC on February 17, 1999.

4. Incorporated by reference from Greater Bay Bancorp's Current Report on Form 8-K filed with the SEC on August 28, 1998.

5. Incorporated by reference from Greater Bay Bancorp's Current Report on Form 8-K filed with the SEC on December 28, 1999.

6. Incorporated by reference from Greater Bay Bancorp's Current Report on Form 8-K filed with the SEC on March 24, 2000.

7. Incorporated by reference from Greater Bay Bancorp's Quarterly Report on Form 10-Q filed with the SEC on May 12, 2000.

8. Incorporated by reference from Greater Bay Bancorp's Quarterly Report on Form 10-Q filed with the SEC on August 1, 2000.

9. Incorporated by reference from Greater Bay Bancorp's Annual Report on Form 10-K filed with the SEC on February 1, 2001.

10.  Incorporated by reference from Greater Bay Bancorp's Registration
     Statement on Form S-3 (File Nos. 333-65772 and 333-65772-01) filed with the SEC on July 25, 2001.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing of Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California on December 27, 2001.

GREATER BAY BANCORP




By   /s/  David L. Kalkbrenner
     -------------------------
     David L. Kalkbrenner,
     President
     and Chief Executive Officer

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David L. Kalkbrenner and Steven C. Smith, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                    Signature                           Title                               Date
                    ---------                           -----                               ----
         /s/ David L. Kalkbrenner          President and Chief Executive              December 27, 2001
         ----------------------------
         David L. Kalkbrenner                   Officer (Principal
                                                Executive Officer),
                                                Director


         /s/ Steven C. Smith               Executive Vice President, Chief            December 27, 2001
         ----------------------------
         Steven C. Smith                        Administrative Officer and
                                                Chief Financial Officer
                                                (Principal Financial
                                                Officer, Principal
                                                Accounting Officer)

         /s/ Robert A. Archer              Director           December 27, 2001
         ----------------------------
         Robert A. Archer

         /s/ John M. Gatto                 Director           December 27, 2001
         ----------------------------
         John M. Gatto

         /s/ John J. Hounslow              Director           December 27, 2001
         ----------------------------
         John J. Hounslow

         /s/ James E. Jackson              Director           December 27, 2001
         ----------------------------
         James E. Jackson

         /s/ Stanley A. Kangas             Director           December 27, 2001
         ----------------------------
         Stanley A. Kangas

         /s/ Daniel Libarle                Director           December 27, 2001
         ----------------------------
         Daniel Libarle

         /s/ Rex D. Lindsay                Director           December 27, 2001
         ----------------------------
         Rex D. Lindsay

         /s/ Arthur K. Lund                Director           December 27, 2001
         ----------------------------
         Arthur K. Lund

         /s/ George M. Marcus              Director           December 27, 2001
         ----------------------------
         George M. Marcus

         /s/ Duncan L. Matteson            Director           December 27, 2001
         ----------------------------
         Duncan L. Matteson

         /s/ Glen McLaughlin               Director           December 27, 2001
         ----------------------------
         Glen McLaughlin

                                           Director           December __, 2001
         ____________________________
         Linda R. Meier

         /s/ Rebecca Q. Morgan             Director           December 27, 2001
         ----------------------------
         Rebecca Q. Morgan

         /s/ Dick J. Randall               Director           December 27, 2001
         ----------------------------
         Dick J. Randall

         /s/ Donald H. Seiler              Director           December 27, 2001
          ---------------------------
         Donald H. Seiler

         /s/ Warren R. Thoits              Director           December 27, 2001
         ----------------------------
         Warren R. Thoits

         /s/ James Thompson                Director           December 27, 2001
         ----------------------------
         James Thompson

         /s/ Thaddeus John Whalen          Director           December 27, 2001
         ------------------------
         Thaddeus John Whalen